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                                                                    Exhibit 10.2

                                    AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         This Amendment to Loan and Security Agreement is entered into as of August 30, 2001 (the "Amendment"), by and among IPRINT TECHNOLOGIES, INC. ("Creditor") and WOOD ALLIANCE, INC., d/b/a WOOD ASSOCIATES, INC. ("Borrower").



                                    RECITALS
                                    --------

         Borrower and Creditor are parties to that certain Loan and Security Agreement dated as of June 29, 2001 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The definition of "Maturity Date" in Section 1.1 is hereby amended and restated in its entirety as follows: "July 1, 2002".

         2. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



       IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                          IPRINT TECHNOLOGIES, INC.

                                          By:  /s/ Royal P. Farros
                                              ----------------------------------
                                          Title:  CEO
                                                 -------------------------------

                                          WOOD ALLIANCE, d/b/a WOOD ASSOCIATES,
                                          INC.


                                          By:  /s/ Monte Wood
                                              ----------------------------------
                                          Title:  CEO
                                                 -------------------------------